UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 11, 2026

Free Flow USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54868	45-3838831
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9243 John F. Kennedy Blvd., Suite 104

North Bergen, NJ 07047

(Address of principal executive offices)

Phone: +(703) 789-3344

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm.

On August 5, 2026, BCRG Group, Inc. (PCAOB ID 7158) (“BCRG”) resigned as the independent registered public accounting firm of Free Flow USA Inc., a Delaware corporation (the “Company”), effective immediately. BCRG’s resignation followed the sale of its attest business to Simon & Edward, LLP, effective June 15, 2026. The Company’s Board of Directors accepted BCRG’s resignation. The Company has authorized BCRG to respond fully to the inquiries of GSKCA & Associates (“GSKCA”), the Company’s successor independent registered public accounting firm.

BCRG’s reports on the Company’s financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except that each such report contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period through August 5, 2026: (i) there were no disagreements between the Company and BCRG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BCRG’s satisfaction, would have caused BCRG to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BCRG with a copy of the disclosures contained in this Item 4.01(a) and has requested that BCRG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BCRG agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of BCRG’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm.

On August 10, 2026, the Board of Directors of the Company approved the engagement of GSKCA & Associates (“GSKCA”) as the Company’s new independent registered public accounting firm, effective immediately.

During the Company’s two most recent fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period through August 10, 2026, neither the Company nor anyone acting on its behalf consulted GSKCA regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by GSKCA that GSKCA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Free Flow USA, Inc.

Date: August 11, 2026
By: /s/ Sabir Saleem
Sabir Saleem
President & CEO